Exhibit 10.1

EXECUTION VERSION

FAMILY DOLLAR STORES, INC.

Second Amendment

Dated as of June 19, 2015

to

Note Purchase Agreement

Dated as of September 27, 2005 and as amended and restated on November 17, 2010 and to the

Notes described below

$169,000,000 5.41% Series 2005-A Senior Notes, Tranche A, due September 27, 2015

$81,000,000 5.24% Series 2005-A Senior Notes, Tranche B, due September 27, 2015

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND NOTES

This Second Amendment dated as of June 19, 2015 (this “Second Amendment”) to the Note Purchase Agreement dated as of September 27, 2005 and as amended and restated on November 17, 2010 and to the Notes (as such term is defined below) is between Family Dollar Stores, Inc., a Delaware corporation (“FDSI”) and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A. FDSI, Family Dollar, Inc., a North Carolina corporation (“FDI”) and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of September 27, 2005 and as amended and restated pursuant to that certain First Amendment dated as of November 17, 2010 (the “First Amendment”) (as amended and restated by the First Amendment, the “Note Agreement”). FDSI and FDI have heretofore issued the $169,000,000 5.41% Series 2005-A Senior Notes, Tranche A, due September 27, 2015 and $81,000,000 5.24% Series 2005-A Senior Notes, Tranche B, due September 27, 2015 (the “Notes”) pursuant to the Note Agreement.

B. Pursuant to the First Amendment, (a) FDI has heretofore been released as a co-obligor under the Notes and the Note Agreement and (b) all Subsidiary Guarantors have heretofore been released under the Notes and the Note Agreement.

C. FDSI and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, FDSI and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. Schedule B of the Note Agreement is hereby amended by adding the following definitions in alphabetical order:

“Acquisition” shall mean the direct or indirect acquisition of FDSI by Dollar Tree pursuant to the Merger Agreement.

“Dollar Tree” means Dollar Tree, Inc., a Virginia corporation.

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“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of July 27, 2014, by and among FDSI, Dollar Tree and Dime Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Dollar Tree, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

Section 1.2. Section 8.2 (Optional Prepayments with Make-Whole Amount) of the Note Agreement is hereby amended by adding the following new sentences at the end thereof:

“Notwithstanding the foregoing provisions of this Section 8.2, if FDSI will prepay the Notes on the date of consummation of the Acquisition, FDSI may give notice of prepayment pursuant to this Section 8.2 in connection with the Acquisition either (a) on the third Business Day preceding the date of the Acquisition or (b) on the date of consummation of the Acquisition, provided that, in the case of this clause (b), (i) in addition to the interest payment required to be paid pursuant to Section 8.4 on the date fixed for prepayment, FDSI shall also pay an amount equal to the amount of interest that would have accrued on the Notes to be prepaid from and including such prepayment date to, but not including, the third Business Day thereafter if such Notes were to be prepaid on such third Business Day, (ii) there shall be no requirement to give a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount payable in connection with such prepayment and (iii) the certificate of a Senior Financial Officer as to the actual Make-Whole Amount payable on the prepayment date shall be given together with the notice of prepayment, provided that the Settlement Date shall be the prepayment date for purposes of determining the Remaining Scheduled Payments of such Notes to be prepaid. A certificate of a Senior Financial Officer as to the estimated Make-Whole Amount payable in connection with such prepayment pursuant to the foregoing clause (a) (calculated as if the date of such certificate were the date of the prepayment), setting forth the details of such computation, shall be provided not less than three Business Days and not more than 30 days prior to the date of consummation of the Acquisition. If the Notes are prepaid in accordance with this paragraph, Section 8.7(b) (Condition to FDSI Action) and 8.7(c) (Offer to Prepay Notes) shall be deemed to have been satisfied with respect to the Acquisition.”

Section 1.3. The definition of “Remaining Scheduled Payments” in Section 8.6 (Make-Whole Amount for Series A Notes) of the Note Agreement is hereby amended by adding the following new sentences at the end of such definition:

“Notwithstanding the provisions of Section 1.2, for purposes of determining the Remaining Scheduled Payments of any Note, interest accruing after the Settlement Date will be deemed to accrue at the stated interest rate per annum set forth in such Note and shall not give effect to any increased interest rate in effect pursuant to Section 1.2 as a result of a Rating.

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SECTION 2. REPRESENTATIONS AND WARRANTIES OF FDSI.

Section 2.1. To induce the Noteholders to execute and deliver this Second Amendment, FDSI represents and warrants to the Noteholders that:

(a) this Second Amendment has been duly authorized, executed and delivered by FDSI;

(b) this Second Amendment and the Note Agreement, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contracts and agreements of FDSI enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by FDSI of this Second Amendment (i) do not require the consent or approval of any Governmental Authority and (ii) will not violate (A) the provisions of any law, statute, rule or regulation or its certificate of incorporation or bylaws, (B) any order of any court or any rule, regulation or order of any other Governmental Authority binding upon it, or (C) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound; and

(d) as of the date hereof, immediately before and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

Section 3.1. This Second Amendment shall not become effective until, and shall automatically become effective when, each of the following conditions has been satisfied:

(a) this Second Amendment shall have been duly executed by FDSI and each of the Noteholders;

(b) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 4. MISCELLANEOUS.

Section 4.1. This Second Amendment shall be construed in connection with and as part of each of the Notes and the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. Notwithstanding anything herein or in Section 17.2 of the Note Agreement to the contrary, FDSI is not advising any Noteholder as to any legal, tax, investment, accounting or regulatory matters. Each Noteholder has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the amendment contemplated hereby.

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Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 4.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This Second Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 4.5. This Second Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

Section 4.6. Without limiting the generality of Section 15 of the Note Agreement, FDSI shall promptly pay, or cause to be paid, upon receipt of invoices therefor, all reasonable fees and expenses of the Noteholders relating to this Second Amendment, including but not limited to, the reasonable fees and disbursements of Morgan, Lewis, & Bockius LLP, special counsel to the Noteholders.

[Signature pages immediately follow.]

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IN WITNESS WHEREOF the parties hereto have caused this Second Amendment to be duly executed on the date first above written.

COMPANY:	FAMILY DOLLAR STORES, INC.,
a Delaware corporation

	By:	/s/ Mary A. Winston
	Name:	Mary A. Winston
	Title:	Executive Vice President – Chief Financial Officer

[Signature Page to Second Amendment to Note Purchase Agreement]

HOLDER:	Midland National Life Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

	By:	/s/ William R. Hagner
	Name:	William R. Hagner
	Title:	Attorney in Fact

[Signature Page to Second Amendment to Note Purchase Agreement]

HOLDER:	North American Company for Life and Health Insurance
By: Guggenheim Partners Investment Management, LLC

	By:	/s/ William R. Hagner
	Name:	William R. Hagner
	Title:	Attorney in Fact

[Signature Page to Second Amendment to Note Purchase Agreement]

HOLDER:	VOYA INSURANCE AND ANNUITY COMPANY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY RELIASTAR LIFE INSURANCE COMPANY SECURITY LIFE OF DENVER INSURANCE COMPANY

	By:	Voya Investment Management LLC, as Agent

	By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

TRANSAMERICA LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management, LLC, its Investment Manager

By:	/s/ Christopher D. Pahlke
Name:	Christopher D. Pahlke
Title:	Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

ALLSTATE INSURANCE COMPANY

By:	/s/ Ryan Anderson
Name:	Ryan Anderson
Title:	Authorized Signatory

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Ryan Anderson
Name:	Ryan Anderson
Title:	Authorized Signatory

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Ryan Anderson
Name:	Ryan Anderson
Title:	Authorized Signatory

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

[Signature Page to Second Amendment to Note Purchase Agreement]

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Patricia Eitrheim
Name:	Patricia Eitrheim
Title:	Managing Director

[Signature Page to Second Amendment to Note Purchase Agreement]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

AMERICAN MEMORIAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

UNION SECURITY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

TIME INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd. (as Investment Manager)

By:	Prudential Investment Management, Inc. (as Sub-Adviser)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

AMERICAN BANKERS INSURANCE COMPANY OF FLORIDA, INC.

By:	Prudential Private Placement Investors, L.P., (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Ashley Dexter
Name:	Ashley Dexter
Title:	Vice President

[Signature Page to Second Amendment to Note Purchase Agreement]

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Group Head – Private Placements

[Signature Page to Second Amendment to Note Purchase Agreement]

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director – Investments

[Signature Page to Second Amendment to Note Purchase Agreement]